Exhibit 10.3

SERIES A PREFERRED SUBSCRIPTION AGREEMENT

This Series A Preferred Subscription Agreement (this “Agreement”) is made and entered into as of October     , 2011 by and among Arrowhead Research Corporation, a Delaware corporation (the “Company”), and the undersigned hereto (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 10 hereof.

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”), each as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act;

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company shares of Series A Convertible Preferred Stock (the “Preferred Stock”), in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1. Subscription; Payment. The Purchaser, intending to be legally bound under this Agreement, hereby irrevocably agrees to purchase from the Company, the number of shares of Preferred Stock set forth on the signature page attached hereto (the “Shares”) for an aggregate purchase price equal to $[        ] (the “Capital Commitment”). This Subscription is submitted to the Purchaser in accordance with and subject to the terms and conditions described in this Agreement.

Purchaser shall either: (i) enclose herewith a certified or official bank check payable to the Company or (ii) transmit by wire transfer the amount of the Capital Commitment. The Company shall deposit all proceeds received for the Subscription in an account at Citizens Business Bank, pending acceptance of the Subscription.

2. Acceptance of Subscription; Closing. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription in whole or in part, notwithstanding prior receipt by Purchaser of notice of acceptance. If this subscription (“Subscription”) is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the Purchaser without interest or deduction and this Agreement shall thereafter be of no further force or effect. If the Subscription is accepted in whole or in part, the Company shall notify the Purchaser of the date(s) of the closing of the purchase and sale of Shares (each, a “Closing”), which Closing shall occur after the close of market at the offices of the Company.

Promptly after the Closing, the Company shall deliver to the Investor one or more stock certificates evidencing the number of Shares the Investor is purchasing pursuant to the Subscription.

3. Representations and Warranties of the Purchasers. Each Purchaser, severally but not jointly, represents and warrants to the Company that the statements contained in this Section 3 are true and complete as of the date of this Agreement and will be true and complete as of the date of the Closing:

3.1. Organization. The Purchaser represents that the Purchaser is either an individual or an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company and has all corporate, partnership, limited liability or similar power and authority, as applicable, to enter into this Agreement and the instruments referred to herein to which it is a party and to consummate the transactions contemplated hereby and thereby.

3.2. Validity. The execution, delivery and performance of this Agreement and the instruments referred to herein, in each case to which the Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and the instruments referred to herein to which it is a party will be duly executed and delivered by the Purchaser, and each such agreement and instrument constitutes or will constitute a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3. Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

3.4. Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

3.5. Acquisition for Own Account. The Purchaser is acquiring the Shares for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities laws.

3.6. Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser, by reason of the business and financial experience of its management, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Shares. The

Purchaser is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur.

3.7. Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

3.8. Access to Information. The Purchaser has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants, and representatives concerning the Company’s business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares. Purchaser understands that an investment in the Shares bears significant risk and represents that it has reviewed the SEC Reports (as defined herein), which serve to qualify the Company representations set forth in this Agreement.

3.9. Restricted Securities. The Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(2) of the Securities Act and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Purchaser understands that the Company is under no obligation to register the Shares, except as provided in this Agreement. The Purchaser is aware of the provisions of Rule 144 under the Securities Act (“Rule 144”) which permit limited resale of securities purchased in a private placement.

3.10. Tax Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.11. Short Sales, etc. Purchaser represents, warrants and covenants to the Company that Purchaser has not, either directly or indirectly through an affiliate, agent or representative of the Company, engaged in any transaction in the securities of the Company during the thirty (30) days prior to the date that the Purchaser first learned of the proposed offering of the Shares. Purchaser represents and warrants to and covenants with the Company that Purchaser will not engage in any short sales of the Company’s common stock, $0.001 par value per share (the “Common Stock”) prior to the earlier of (i) the effectiveness of the Registration Statement (either directly or indirectly through an affiliate, agent or representative) and (ii) the date as of which the Purchaser may sell any of the Shares pursuant to Rule 144 or Regulation S, as applicable, each as promulgated under the Securities Act and only to the extent permitted under the Securities Act.

3.12. Foreign Purchaser Representations. To the extent applicable, Purchasers who are identified on the signature page hereto as not a “U.S. Purchaser” shall also make the representations, warranties and covenants set forth on Annex A attached hereto.

4. Representations and Warranties by the Company. Except as set forth in the SEC Reports or as may be disclosed by the Company in a written Disclosure Schedule provided by the Company to the Purchasers dated the date hereof (the “Disclosure Schedule”), the Company represents and warrants to the Purchasers that the statements contained in this Section 4 are true and complete as of the date of this Agreement and will be true and complete as of the date of the Closing, as the case may be. The SEC Reports are incorporated herein by reference and serve to qualify the Company’s representations and warranties, to the extent applicable. Accordingly, Purchasers are urged to review the SEC Reports before making an investment decision regarding the purchase of the Shares.

4.1. Capitalization. As of the date hereof, without giving effect to the Closing, the authorized capital stock of the Company consists of 145,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of the date hereof, there are: (i) 87,804,443 shares of Common Stock issued and outstanding, (ii) no shares of Preferred Stock issued and outstanding, and (iii) up to 31,640,991 shares of Common Stock reserved for issuance upon exercise of options, warrants and other rights to acquire Common Stock outstanding as of the date hereof. All of the outstanding shares of capital stock of the Company have been validly issued and are fully paid and non-assessable.

4.2. Subsidiaries. The Majority Subsidiaries of the Company are: Calando Pharmaceuticals, Inc., a Delaware corporation, Tego Biosciences Corporation, a Delaware corporation, and Ablaris Therapeutics, Inc., a Delaware corporation (each a “Subsidiary” and collectively, the “Subsidiaries”). The Company owns voting securities representing less than a majority of the outstanding voting securities issued by the following companies: Nanotope, Inc., a Delaware corporation, and Leonardo Biosystems, Inc., a Delaware corporation, each as described in the SEC Reports.

4.3. Organization. Each of the Company and the Subsidiaries (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted.

4.4. Consents. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby or thereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares) requires any consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. federal and state securities laws.

4.5. Authorization; Enforcement. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the provision to the Purchaser of the rights contemplated by this Agreement) and no action on the part of the stockholders of the Company is required. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and the instruments referred to herein to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.6. Valid Issuance of Shares. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the Shares shall be free and clear of all Encumbrances. Each share of Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designations.

4.7. No Conflicts. Except as specifically contemplated herein, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Shares) will not (a) result in a violation of the certificate of incorporation, as amended, and the by-laws of the Company (the “Charter Documents”), (b) conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any Subsidiary is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, (d) result in a material violation of any rule or regulation of FINRA or its Trading Markets, or (e) result in the creation of any Encumbrance upon any of the assets of the Company or any Subsidiary. The Company and the Subsidiaries are not in violation of their respective Charter Documents, and the Company and the Subsidiaries are not in default (and no event has occurred which, with notice or lapse of time or both, would cause them to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any Subsidiary is a party. The business of the Company and the Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where the violation would not result in a Material Adverse Effect.

4.8. No General Solicitation. Neither the Company, nor any of its Affiliates or any other Person acting on the Company’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Shares, nor have any of such Persons made any offers or sales of any security of the Company or its Affiliates or solicited any offers to buy any security of the Company or its Affiliates under circumstances that would require registration of the Shares under the Securities Act.

4.9. Financial Statements.

(a) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since October 1, 2010 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All agreements to which the Company is a party or to which the property or assets of the Company are subject, which are required to be described in or filed as exhibits to an SEC Report, have been so described or filed.

(b) The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.10. Absence of Litigation. There is no claim, action, suit, arbitration, investigation or other proceeding pending against, or to the knowledge of the Company, threatened against or affecting, the Company, any Subsidiary or any of their respective properties or, to the knowledge of the Company, any of their respective officers or directors before any Governmental Entity.

4.11. Taxes. The Company and the Subsidiaries have properly filed all federal, foreign, state, local, and other tax returns and reports which are required to be filed by them, which returns and reports were properly completed and are true and correct in all material respects, and all taxes, interest, and penalties due and owing have been timely paid. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company or any Subsidiary, or claims now pending or matters under discussion between the Company or any Subsidiary and any taxing authority in respect of any tax of the Company. The Company has no material uncertain tax positions pursuant to FASB Interpretation 48 (FIN 48), Accounting for Uncertainty in Income Taxes.

4.12. Employee Matters. The Company has disclosed in the SEC Reports any “employee benefit plan” subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that it maintains for employees. No director or officer or other employee of the Company or any Subsidiary will become entitled to any retirement, severance, change of control, or similar benefit or enhanced or accelerated benefit (including any acceleration of vesting) or lapse of repurchase rights or obligations with respect to any employee benefit plan subject to ERISA or other benefit under any compensation plan or arrangement of the Company or any Subsidiary as a result of the transactions contemplated in this Agreement.

4.13. Compliance with Laws.

(a) The Company and each Subsidiary has been and is in material compliance with the terms of, all franchises, permits, licenses and other rights and privileges necessary to conduct their respective present and proposed businesses and each is in compliance with and has not violated, in any material respect, (i) any judgments, orders, decrees, injunctions or writs applicable to the Company or Subsidiary, or (ii) any applicable provisions of any laws, statutes, ordinances, rules or regulations applicable to the conduct of their respective business, including the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any drug or drug candidate under development, manufactured or distributed by the Company or any Subsidiary (collectively, “Applicable Laws”).

(b) The Company and the Subsidiaries:

(i) have not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”);

(ii) possess all material Authorizations and such Authorizations are valid and in full force and effect and the Company or the Subsidiary, as applicable, is not in material violation of any term of any such Authorizations;

(iii) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding;

(iv) have not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action;

(v) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and

(vi) have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(c) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and the Subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such studies, tests and trials contained in the SEC Reports are accurate and complete in all material respects and fairly present in all material respects the data derived from such studies, tests and trials; the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development; and, since October 1, 2010, the Company and the Subsidiaries have not received any notices or correspondence from the FDA or any other federal, state, local or foreign governmental or regulatory authority requiring the termination, suspension or material modification of any of the foregoing studies, tests or preclinical or clinical trials.

4.14. Intellectual Property Matters.

(a) “Intellectual Property” means any and all of the following arising under the laws of the United States, any other jurisdiction or any treaty regime: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (v) all computer software (including, without limitation, data and related documentation and except for any commercial “shrink-wrapped” software) and source codes (other than open source codes), (vi) all other proprietary rights, (vii) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (viii) all licenses or agreements in connection with the foregoing. “Company Intellectual Property” means all Intellectual Property which is used in connection with, and is material to, the business of the Company and the Subsidiaries and all Intellectual Property owned by the Company or any Subsidiary, provided that any Intellectual Property that is licensed by the Company or any Subsidiary shall be included within the meaning of Company Intellectual Property only within the scope of use by the Company or the Subsidiary, as applicable, or in connection with the Company’s or Subsidiary’s business.

(b) With respect to each item of Company Intellectual Property that is material to the business of the Company or any Subsidiary:

(i) The Company or such Subsidiary possesses all rights, titles and interests in and to the item if owned by the Company or such Subsidiary, as applicable, free and clear of any Encumbrance, license or other restriction, and possesses all rights necessary in the case of a licensed item to use such item in the manner in which it presently uses the item or reasonably contemplates using such item, and the Company or such Subsidiary has taken or caused to be taken reasonable and prudent steps to protect its rights in and to, and the validity and enforceability of, the item owned by the Company or such Subsidiary;

(ii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending that challenges the legality, validity, enforceability, use or ownership of the item;

(iii) to the knowledge of the Company, the item, if owned by the Company or such Subsidiary, does not infringe upon any valid and enforceable Intellectual Property right or other right of any third party;

(iv) to the knowledge of the Company, no third party has infringed upon or misappropriated the intellectual property rights held by the Company or such Subsidiary in the item; and

(v) each option, license, sublicense or agreement of any kind covering the item is legal, valid, binding, enforceable and in full force and effect.

(c) All registered patents, copyrights, trademarks and service marks included in the Company Intellectual Property are, to the knowledge of the Company, valid and subsisting and are not subject to any claims, Encumbrances, taxes or other fees except for periodic filing, annuity and maintenance fees and Permitted Liens.

4.15. Title to Property and Assets. The Company does not own any real property. The Company and each Subsidiary owns or has legally enforceable rights to use or hold for use its personal property and assets free and clear of all Encumbrances except: (i) Permitted Liens and (ii) such other Encumbrances, if any, that individually or in the aggregate, do not and would not detract from the value of any asset or property of the Company or such Subsidiary or interfere with the use or contemplated use of any personal property of the Company or such Subsidiary. With respect to any real property, the Company and each Subsidiary is not in violation in any material respect of any of its leases.

4.16. Disclosure. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. No representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

4.17. Absence of Changes. Since the date of the latest financial statements included in the SEC Reports and except as contemplated by, or in connection with, this Agreement, there has not been any Material Adverse Effect or any event or events that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

4.18. Accountants. Rose, Snyder & Jacobs (“RSJ”), who expressed their opinion with respect to the financial statements included in the SEC Reports, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and RSJ.

4.19. Authorization of Certificate of Designations. The Certificate of

Designations has been duly and validly authorized by the Company and, when filed by the Company with the Secretary of the State of Delaware, will be in full force and effect.

5. Covenants.

5.1. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.

5.2. Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall, at the request of any Purchaser, provide evidence of any such action so taken to such Purchaser(s) on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Shares by the Company, as may be required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

5.3. Reporting Status. Until the first anniversary of the Closing, (the “Reporting Period”), the Company shall file all reports required to be filed with the Commission pursuant to the Exchange Act or the rules and regulations thereunder.

5.4. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for general corporate purposes, including research and development, sales, marketing, working capital, general and administrative expenses and strategic and business development opportunities.

6. Conditions of Parties’ Obligations.

6.1. Conditions of the Purchasers’ Obligations at the Closing. The obligations of the Purchasers under Section 1 hereof are subject to the fulfillment, prior to the Closing, of all of the following applicable conditions, any of which may be waived in whole or in part by the Purchasers in their absolute discretion. If the following conditions are not satisfied on or before October 31, 2011, then any Purchaser may terminate this Agreement with respect to that particular Purchaser upon providing written notice to the Company.

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by the Company pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case as of such earlier date).

(b) Performance. The Company shall have filed the Certificate of Designations with the Delaware Secretary of State and shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or before the Closing Date.

(c) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(d) Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute and perform its obligations under this Agreement. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, and no Material Adverse Effect has occurred with respect to the operation of the Company’s business.

(e) No Material Adverse Effect. There shall have been no Material Adverse Effect with respect to the Company since the date of the latest audited balance sheet of the Company included in the SEC Reports.

6.2. Conditions of the Company’s Obligations. The obligations of the Company under Section 1hereof are subject to the fulfillment prior to or on the Closing Date of all of the following conditions, any of which may be waived in whole or in part by the Company: (i) each Purchaser at the Closing shall have performed all of its obligations hereunder required to be performed by it at or prior to the Closing, and (ii) the representations and warranties of the Purchasers at the Closing contained in this Agreement shall be true and correct at and as of the Closing as if made at and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date). If the foregoing conditions are not satisfied on or before October 31, 2011, then the Company may terminate this Agreement upon providing written notice to the Purchasers.

7. Transfer Restrictions; Restrictive Legend.

7.1. Transfer Restrictions. The Purchasers understand that the Company may, as a condition to the transfer of any of the Shares or the Registrable Securities (collectively, the “Securities”), require that the request for transfer be accompanied by an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act (or, solely with respect to non-U.S. Persons, is permitted under Regulation S); provided, however, that an opinion of counsel shall not be required for a transfer by a Purchaser that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly owned subsidiary or a parent corporation that owns all of the capital stock of such Purchaser, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to such Purchaser’s family member or trust for the benefit of an individual Purchaser, (E) transferring its Securities to any Affiliate of such Purchaser, in the case of an institutional investor, or other Person under common management with such Purchaser, or (F) a transfer that is made pursuant to a bona fide gift to a third party; provided, further, that (i) the transferee in each case agrees to be subject to the restrictions in this Section 7 and provides the Company with a representation letter containing substantially the same representations and warranties in Sections 3.3 through 3.10 hereof, (ii) the Company satisfies itself that the number of transferees is sufficiently limited and (iii) in the case of transferees that are partners or limited liability company members, the transfer is for no consideration. It is understood that the certificates evidencing any Securities may bear substantially the following legends (in addition to any other legends as legal counsel for the Company deems necessary or advisable under the applicable state and federal securities laws or any other agreement to which the Company is a party):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.”

7.2. Unlegended Certificates. The Company shall be obligated to reissue unlegended certificates at the request of any holder thereof promptly following such request if (a) the holder shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that, or the Company is otherwise satisfied that, the Securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend, or (b) the Securities represented by the certificate containing the foregoing legend have been registered for resale as contemplated in Section 8 of this Agreement, in which case the removal shall be predicated on the undertaking by such Purchaser that the Securities will only be sold pursuant to such registration statement(s) or an available exemption from registration.

8. Registration Rights of Purchasers.

8.1. Mandatory Registration. The Company shall prepare and file with the Commission within 30 days after the date of the Automatic Conversion (the “Filing Deadline”) a Registration Statement under the Securities Act on appropriate form covering the resale of the full amount of the shares of Common Stock underlying the Preferred Stock (the “Registrable Securities”). The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within 180 days after the date of the Filing Deadline.

8.2. Limitation on Registrable Securities. In the event that the staff of the Commission (the “Staff”) determines that the full amount of the Registrable Securities cannot be registered on the Registration Statement due to limitations under Rule 415 of the Securities Act (“Rule 415”), then Company shall: (i) register the resale of that portion of the Registrable Securities as the Staff may permit under its interpretations of Rule 415, and (ii) undertake to register the remaining portion of the Registrable Securities as soon as registration would be permitted under Rule 415, as determined by the Company in good faith based on the Staff’s publicly available interpretations of Rule 415.

8.3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 8.1 hereof, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Purchasers may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 or Regulation S, to the extent a Purchaser is not a U.S. Person as of the Closing, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (ii) the date on which the Purchasers shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such

Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(c) The Company shall notify the Purchasers in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to the Purchasers (or such other number of copies as the Purchasers may reasonably request). The Company shall also promptly notify the Purchasers in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchasers by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(d) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Purchaser who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(e) If requested by a Purchaser, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser.

(f) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Purchasers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) notify the Purchasers in writing of the date on which the Grace Period ends; and, provided further, that the Grace Periods shall not exceed an aggregate of 60 Business Days during any 365-day period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) and the date referred to in such notice. The requirements of Section 8 hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the requirements of Section 8 with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

8.4. Obligations of the Purchasers.

(a) At least two Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser in writing of the information the Company requires from such Purchaser in order to have that Purchaser’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Purchaser has notified the Company in writing of the Purchaser’s election to exclude all of the Purchaser’s Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of the existence of a Grace Period, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration

Statement(s) covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.3(f) or receipt of notice that no supplement or amendment is required.

(d) Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

8.5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 8, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

8.6. Reports under the Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell the Shares to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, during the Reporting Period;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to the Purchasers so long as any Purchaser owns Registrable Securities, promptly upon request during the Reporting Period, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchasers to sell the Shares pursuant to Rule 144 without registration.

8.7. Assignment of Registration Rights. The rights under this Section 8 shall be automatically assignable by a Purchaser to any transferee of all or any portion of the Purchaser’s Registrable Securities if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement.

8.8. Indemnification.

(a) Company Indemnification. The Company will indemnify each Purchaser who holds Registrable Securities (if Registrable Securities held by such Purchaser are included in the securities as to which such registration is being effected), each of its officers and directors, partners, members and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (B) any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and in each case, the Company will reimburse each such Purchaser, each of its officers and directors, partners, members and each person controlling such Purchaser, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (X) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser or controlling person, and stated to be specifically for use therein, (Y) the use by a Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated or defective or (Z) a Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such prospectus or supplement; provided, further, that the indemnity agreement contained in this Section 8.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Purchaser Indemnification. Each Purchaser holding Registrable Securities will, if Registrable Securities held by such Purchaser are included in the securities as to which such registration is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each such holder, each of its officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser and stated to be specifically for use therein, or (B) any violation by such Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to such Purchaser, and in each case, such Purchaser will reimburse the Company, each other holder, and directors, officers, persons, underwriters or control persons of the Company and the other holders for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity agreement contained in this Subsection 8.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Purchaser (which consent shall not be unreasonably withheld or delayed). The liability of any Purchaser for indemnification under this Section 8.8(b) in its capacity as a seller of Registrable Securities shall not exceed the amount of net proceeds to such Purchaser of the securities sold in any such registration.

(c) Notice and Procedure. Each party entitled to indemnification under this Section 8.8 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Contribution. If the indemnification provided for in this Section 8.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the proceeds from the offering received by such Purchaser. The amount paid or payable by a party as a result of any loss, claim, damage or liability shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 8.8 was available to such party in accordance with its terms.

(e) Survival. The obligations of the Company and the Purchasers under this Section 8.8 shall survive completion of any offering of Registrable

Securities in a Registration Statement and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 8.8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of other remedies or causes of action that the parties may have under this Agreement.

9. Conversion.

(a) The ability of the Purchasers to convert any portion of the Preferred Shares into shares of Common Stock shall be subject to stockholder approval of such conversion under applicable NASDAQ Marketplace Rules (the “Stockholder Approval”). For the avoidance of doubt, no Purchaser shall have the right to exercise such Purchaser’s conversion rights pursuant to Article IV of the Certificate of Designations until the Company receives Stockholder Approval.

(b) The Company shall call a special meeting of stockholders and use reasonable best efforts to obtain Stockholder Approval within 120 days of the date of Closing. Upon receipt of Stockholder Approval, all holders of Preferred Shares shall be deemed to have irrevocably exercised their conversion rights under Article IV of the Certificate of Designations without any further action by the holders, individually or collectively, and all Preferred Shares shall be automatically converted according to their terms, subject to the limitation in Paragraph C of Article IV of the Certificate of Designations, in which case the remaining portion of any Preferred Shares that cannot be so converted will be automatically converted at such time when conversion is permitted under Paragraph C of Article IV of the Certificate of Designations.

10. Definitions. Unless the context otherwise requires, the terms defined in this Section 10 shall have the meanings specified for all purposes of this Agreement.

Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 10, shall be construed in accordance with GAAP. If the Company has one or more Subsidiaries, such accounting terms shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated and presented with consolidating financial statements of the Company and each of its Subsidiaries.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Certificate of Designations” means the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company, substantially in the form attached hereto as Exhibit A.

“Commission” means the Securities and Exchange Commission.

“Effective Date” means the date the Registration Statement pursuant to Section 8 has been declared effective by the Commission.

“Encumbrances” means a lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance other than restrictions pursuant to any applicable state or federal securities laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Indebtedness” means (1) all indebtedness for borrowed money, (2) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (3) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (4) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (5) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (6) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, and (7) all indebtedness referred to in clauses (1) through (6) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness.

“Knowledge” by a Person of a particular fact or other matter means the following: (a) if the Person is an individual, that such individual is actually aware; and (b) if the Person is an Entity, any executive officer of such Person is actually aware.

“Lien” means any mortgage, lien, pledge, charge, security interest or other similar encumbrance upon or in any property or assets (including accounts and contract rights).

“Majority Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity, at least 50% of the outstanding voting securities of which are at the time owned or record by the Company.

“Material Adverse Effect” means any (i) adverse effect on the issuance or validity of the Shares or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business or operations of the Company.

“Material Contract” means all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings which are required to be filed as exhibits by the Company with the Commission pursuant to Items 601(b)(2), 601(b)(4) or 601(b)(10) of Regulation S-K promulgated by the Commission.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Permitted Liens” means any Lien disclosed in an SEC Report and: (1) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (2) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (3) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (4) Liens (a) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (b) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (5) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (1) through (4) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (7) leases, subleases, licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, and (8) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

“Purchaser” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Purchaser.

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act pursuant to Section 8 hereof.

“Required Holders” means Purchasers who purchase, in the aggregate, at least a majority of the total number of Shares offered and sold hereby.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE Amex Equities, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the OTC Markets Group Inc.

11. Enforcement.

11.1. Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchasers on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

11.2. No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and the Purchasers or any other holder of shares of Common Stock and no delay in exercising any such right, power or remedy conferred hereby or now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

12. Confidentiality. Except as otherwise agreed in writing by the Company, each Purchaser agrees that it will use reasonable care to keep confidential and not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless the Purchaser can demonstrate that such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 12 by the Purchaser), (b) is or has been made known or disclosed to the Purchaser by a third party without knowledge by the Purchaser of any obligation of confidentiality such third party owes to the Company with respect to the information, or (c) was known to the Purchaser prior to disclosure to the Purchaser by the Company; provided, however, that the Purchaser may disclose confidential information to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company provided that the Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information. Notwithstanding anything to the contrary herein, the confidentiality obligations of this Section 12 shall survive the termination of this Agreement.

13. Miscellaneous.

13.1. Waivers and Amendments. Upon the approval of the Company and the written consent of the Required Holders, the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, maybe changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and the Required Holders.

13.2. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid; (c) one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery, or (d) when receipt is acknowledged, in the case of facsimile, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on Schedule I with respect to the Purchasers.

If to the Company:

Arrowhead Research Corporation

200 South Lake Avenue, Suite 300

Pasadena, CA 91101

Attention: Chief Financial Officer

Facsimile No.: ((626) 304-3401

       with a copy to:

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

Attention: Ryan Murr, Esq.

Facsimile No.: (415) 315-6026

or at such other address as the Company or each Purchaser each may specify by written notice to the other parties hereto in accordance with this Section 13.2.

13.3. No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.4. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates (provided such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 3 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

13.5. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

13.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its conflict of law principles.

13.7. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the City and County of Los Angeles, California, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13.2 shall be deemed effective service of process on such party.

13.8. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PURCHASERS AND THE COMPANY HEREBY WAIVE AND COVENANT THAT NEITHER THE COMPANY NOR THE PURCHASERS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE PURCHASER AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by the Purchasers that the provisions of this Section 13.8 constitute a material inducement upon which the Purchaser are relying and will rely in entering into this Agreement. The Purchaser or the Company may file an original counterpart or a copy of this Section 13.8 with any court as written evidence of the consent of the Purchaser and the Company to the waiver of the right to trial by jury.

13.9. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

13.10. Entire Agreement. This Agreement contain the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and, except as set forth below, such agreements supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser.

13.11. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

THE COMPANY

Arrowhead Research Corporation

By:

Name:

Title:

[PURCHASER’S SIGNATURE PAGE SEPARATELY ATTACHED]

PURCHASER SIGNATURE PAGE

The undersigned Purchaser hereby executes the Agreement with Arrowhead Research Corporation (the “Company”) and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Number of Shares to be Purchased:
Name of Purchaser (PLEASE TYPE OR PRINT)

U.S. Taxpayer ID No., if any:	By:

Name (print)

Title:

Address:

Facsimile:

Email:

Check box if not a U.S. Purchaser (see Section 3.12 and Annex A)  ☐

Please set out below your registration requirements. If securities are to be registered in the name of more than one entity, provide the information requested below for each entity. (Please use multiple pages, one for each entity.)

Name in which Securities

are to be registered:

Number of Shares to

be purchased:

Address of registered holder
(if different from above):

Number of Shares of the Company’s

Common Stock currently held by the above named entity1:

Contact name and telephone number regarding settlement and registration:

[1]

This information will be included in the selling stockholder table in the Registration Statement. If left blank, the Company will reflect in the Registration Statement that no shares are currently held (except to the extent that the Company has actual knowledge of additional holdings).

Name

Telephone Number

Email

ANNEX A

NON-U.S. PURCHASER

REPRESENTATIONS, WARRANTIES AND COVENANTS

(Applicable only if checking “Not a U.S. Person” on signature page)

1. Purchaser represents and warrants that it (a) is not a “U.S. Person” (defined below), (b) is not acquiring the Shares for any U.S. Person, and (c) is not an underwriter, dealer or other person who must contractually participate in the distribution of the Shares.

For purposes of this Annex A, “U.S. Person” means:

•	Any natural person residing in the United States (regardless of whether they have U.S. citizenship),

•

Any partnership or corporation organized or incorporated under U.S. laws. Non-U.S. partnerships and corporations formed by U.S. persons principally to invest in unregistered securities are also U.S. persons unless organized and owned by accredited investors (within the meaning of Regulation D) who are not natural persons, estates or trusts.

•	Any agency or branch of a foreign entity located in the United States.

•	Any non-discretionary account held by a dealer or other fiduciary for the benefit or account of a U.S. person.

•

Any discretionary account held by a dealer or other fiduciary organized, incorporated or resident in the United States; provided, however, that the following is not a U.S. person: any discretionary account held by a dealer or other fiduciary for the benefit or account of a non-U.S. person, even if the dealer or fiduciary is organized, incorporated or physically resides in the United States.

•	Any trust or estate with a trustee, executor or administrator who is a U.S. person unless:

•	the trust or estate gives sole or shared investment power to a non-U.S. trustee, executor or administrator, as applicable; and

•	(in the case of a trust) no beneficiary and no settler of a revocable trust is a U.S. person or (in the case of an estate) the estate is governed by a foreign law.

2. Purchaser understands and agrees that the offering and sale of the Shares has not been registered under the Securities Act or any foreign securities laws and is being made in reliance upon Regulation S under the Securities Act. Purchaser agrees to resell the Shares only according with Regulation S or pursuant to a registration statement covering the resale of the Shares or an available registration exemption.

3. Purchaser agrees not to hedge the Shares securities except in compliance with the Securities Act.

4. Purchaser agrees that the certificates representing the Shares shall bear a legend stating that the transfer of the Shares is prohibited except in compliance with Regulation S, under a registration statement covering the securities or an available registration exemption, and that hedging transactions involving these securities are prohibited except in compliance with the Securities Act.

5. Purchaser agrees that the Company shall not, and shall instruct the transfer agent for the Common Stock not to, register any transfer of Shares that does not comply with Regulation S or is not made under a registration statement covering the securities or an available registration exemption.